================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 28, 2005
                                                        -------------------

                               CirTran Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)


             0-26059                                   68-0121636
--------------------------------------------------------------------------------
     (Commission File Number)                (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah              84128
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)              (Zip Code)


                                  801.963.5112
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events

         CirTran Corporation is filing this amendment to its Current Report on Form 8-K (the "Prior Report"), filed on January 18, 2006, to include an exhibit to the Agreement that was filed as Exhibit 99.1 to the Prior Report.

Item 9.01.  Financial Statements and Exhibits.

       (a)      Financial Statements.  None.
                --------------------

       (b)      Pro Forma Financial Information.  Not Applicable.
                -------------------------------

       (c)      Exhibits.
                --------

               99.1 Exclusive Manufacturing Agreement, dated as of December 28, 2005, by and between CirTran Corporation and Arrowhead Industries, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CirTran Corporation


Date:   April 20, 2006                    By:   /s/ Iehab J. Hawatmeh
      ------------------                     -------------------------------
                                              Iehab J. Hawatmeh, President


















                                        2

--------------------------------------------------------------------------------